UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 16, 2018

NETLIST, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33170	95-4812784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

175 Technology, Suite 150

Irvine, California 92618

(Address of Principal Executive Offices)

(949) 435-0025

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

As previously reported, on April 17, 2017, Netlist, Inc. (the “Company”) entered into a rights agreement (the “Rights Agreement”) with Computershare Trust Company, N.A., as rights agent, pursuant to which the Company’s Board of Directors (the “Board”) authorized and declared a dividend of one right (each, a “Right”) for each outstanding share of the Company’s common stock, par value $0.001 per share (“Common Stock”), to stockholders of record at the close of business on May 18, 2017 (the “Record Date”), and authorized the issuance of one Right for each share of Common Stock issued by the Company (except as otherwise provided in the Rights Agreement) between the Record Date and the Expiration Date (as defined in the Rights Agreement). The Board approved the Rights Agreement as part of the Company’s strategy in connection with its legal proceedings for patent infringement against SK hynix, Inc. (“SK hynix”).

On April 16, 2018, the Company entered into an amendment (the “Amendment”) to the Rights Agreement. The Amendment amends the definition of “Expiration Date” in the Rights Agreement to incorporate all of the Company’s legal proceedings against SK hynix, and amends the definition of “Final Expiration Date” in the Rights Agreement to mean the close of business on April 17, 2019. Accordingly, the Amendment extends the final expiration of the Rights issued pursuant to the Rights Agreement from April 17, 2018 to April 17, 2019. As a result and pursuant to the Amendment, the Rights will expire and become unexercisable on or before, in accordance with the terms of the Rights Agreement, the close of business on April 17, 2019.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which has been filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 3.03. Material Modification of Rights of Security Holders.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 8.01.                                        Other Events.

On April 16, 2018, the Company issued a press release announcing the issuance of an Initial Determination (“ID”) related to the Company’s legal proceedings for patent infringement filed in the U.S. International Trade Commission (“ITC”) against SK hynix. The Company has filed two separate actions in the ITC against SK hynix, and the ID grants SK hynix’s motion for summary determination of non-infringement in the Company’s second ITC action and terminates the ITC’s investigation related to this action. The ID is now subject to review by the ITC Commission, and the ITC will issue a Final Determination for the Company’s second ITC action at the conclusion of such review. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

In addition, on April 17, 2018, the Company issued a press release announcing the Amendment. This press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit
Number	Description
4.1	Amendment No. 1 to Rights Agreement, dated as of April 16, 2018, by and between Netlist, Inc. and Computershare Trust Company, N.A., as rights agent.
99.1	Press Release, dated April 16, 2018, issued by Netlist, Inc.
99.2	Press Release, dated April 17, 2018, issued by Netlist, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLIST, INC.

Date: April 17, 2018	By:	/s/ Gail M. Sasaki
Gail M. Sasaki
Vice President, Chief Financial Officer and Secretary